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                                                                      EXHIBIT 10


                  NAVISTAR INTERNATIONAL TRANSPORTATION CORP.
                          AND CONSOLIDATED SUBSIDIARIES
                       ----------------------------------
                               MATERIAL CONTRACTS


     The following documents of Navistar International Transportation Corp. are included herein.

                                                                  Form 10-Q Page
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10.18   Navistar International Corporation                             E-4
        1998 Interim Stock Plan








                                       E-3